KRANESHARES TRUST
(“Trust”)

KraneShares FTSE Emerging Markets Plus ETF (the “Fund”)

Supplement dated December 7, 2016
to the currently effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and the Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

The following updates the Prospectuses and Statement of Additional Information for the Fund:

The staff of BATS BZX Exchange Inc. (“Staff”) has advised the Fund that the shares of the Fund do not meet the BATS BZX Exchange Inc.’s (“BATS”) Rule 14.11(c)(9)(B)(i)(a) related to the continued listing standards for the number of record or beneficial holders of fund shares. Based hereon, the Staff has issued a delisting determination, indicating that BATS will suspend the Fund from trading on January 13, 2017 and take the necessary steps to delist the Fund, unless the Fund requests a review by a hearing panel. The Fund intends to request such a review and Krane Funds Advisors, LLC, the Fund’s investment adviser, intends to promote the sales of the Fund to increase the number of record or beneficial holders of Fund shares to avoid delisting.

Should the Fund not meet the BATS continued listing standards or should BATS determine to delist the Fund, the Fund would be liquidated and would attempt to provide shareholders with advance notice of any liquidation. During such a notice period, shareholders would be able to sell their holdings on the secondary market and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period would receive, in the Fund’s liquidation, cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.

The following changes apply to the Prospectuses and Statement of Additional Information for the Fund:

•	In the “Principal Investment Strategies of the Fund” section of the Fund Summary portion of the Prospectuses, the disclosure included in the first sentence of the second paragraph is deleted in its entirety and replaced with the following:

The Underlying Index’s China components include China A Shares, which are equity securities issued by companies incorporated in mainland China and traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges, and China H Shares, which are equity securities issued by companies incorporated in mainland China and are listed and traded on the Hong Kong Stock Exchange.

•	In the “Principal Risks” section of the Fund Summary portion of the Prospectuses, the following is added immediately before “Investments in Investment Companies Risk”:

H Shares Risk. H Shares are foreign securities and, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

•	In the “Principal Investment Strategies” section of the Statutory Prospectus, the disclosure included in the first sentence of the fourth paragraph is deleted in its entirety and replaced with the following:

The Underlying Index’s China components include China A Shares, which are equity securities issued by companies incorporated in mainland China and traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges, and China H Shares, which are equity securities issued by companies incorporated in mainland China and are listed and traded on the Hong Kong Stock Exchange. The China components of the Underlying Index may also include China B Shares and China N Shares.

•	In the “Principal Risks of Investing in the Fund” section of the Statutory Prospectus, the following is added immediately before “Cash and Cash Equivalents Risk”:

B Shares Risk. The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B Share markets. Unlike prices in the A Share market, the prices of B Shares are quoted in foreign currencies. The B Share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B Share market opened to mainland Chinese individual investors as well. However, mainland Chinese individual investors must trade with legal foreign currency accounts. The China B Share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B Share market is generally smaller, less liquid and has a smaller issuer base than the China A Share market. As of June 30, 2016, the China B Share market had approximately 101 issuers and a market capitalization significantly lower than the A Share market. The issuers that compose the B Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the A Shares market may behave very differently from the B Shares market, and there may be little to no correlation between the performance of the two.

•	In the “Principal Risks of Investing in the Fund” section of the Statutory Prospectus, the following is added immediately before the “Investment in Investment Companies Risk”:

H Shares Risk. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H Shares”). H Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H Shares may be traded by foreigners and are a vehicle used by foreigners to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H Shares. The Hong Kong stock market may behave very differently from the mainland Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

•	In the “Principal Risks of Investing in the Fund” section of the Statutory Prospectus, the following is added immediately before the “Passive Investment Risk”:

N Shares Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE, NASDAQ or the American Stock Exchange (“N Shares”). N Shares are traded in U.S. dollars. N Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N Shares often have business operations in China, they are subject to certain political and economic risks in China. The American stock exchange may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

•	In the “Underlying Index” section of the Statutory Prospectus, the last sentence in the second paragraph is deleted in its entirety and replaced with the following:

These markets and amounts are subject to change.

•	In the “Underlying Index” section of the Statutory Prospectus, the following is added as the second sentence of the last paragraph:

The Underlying Index’s sector, industry and capitalization exposure is subject to change.

•	In the “Description of the Fund’s Underlying Index” section of the Statement of Additional Information, the last sentence in the second paragraph is deleted in its entirety and replaced with the following:

These markets and amounts are subject to change.

•	In the “Description of the Fund’s Underlying Index” section of the Statement of Additional Information, the following is added as the second sentence of the last paragraph:

The Underlying Index’s sector, industry and capitalization exposure is subject to change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.